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                                                                   EXHIBIT 10.24

                        THIRD LOAN MODIFICATION AGREEMENT

      THIS THIRD LOAN MODIFICATION AGREEMENT ("LOAN MODIFICATION AGREEMENT") is entered into as of June 11, 2004, by and between VITRIA TECHNOLOGY, INC. ("BORROWER") and SILICON VALLEY BANK ("BANK").

      1. DESCRIPTION OF EXISTING INDEBTEDNESS. Borrower and Bank are parties to, among other documents, a Loan and Security Agreement, dated June 28, 2002 (as amended and/or modified, the "LOAN AGREEMENT"). The Loan Agreement provided for, among other things, a Committed Revolving Line of up to Fifteen Million Dollars ($15,000,000) (reduced to $12,000,000 pursuant to this Loan Modification Agreement). Defined terms used but not otherwise defined herein shall have the same meanings as in the Loan Agreement.

      Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "Indebtedness."

      2. DESCRIPTION OF COLLATERAL. Repayment of the Indebtedness is secured by the Collateral as described in the Loan Agreement.

      Hereinafter, the above-described security documents, together with all other documents securing repayment of the Indebtedness shall be referred to as the "Security Documents." Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents."

      3.    DESCRIPTION OF CHANGE IN TERMS.

            A.    MODIFICATION(S) TO LOAN AGREEMENT.

                  1.    The definition of "Revolving Maturity Date" in Section
13.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                        "Revolving Maturity Date" is June 26, 2005.

                  2.    The definition of "Committed Revolving Line" in Section
13.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                        "Committed Revolving Line" is an Advance of up to $12,000,000.

                  3. Section 2.1.2 of the Loan Agreement is hereby amended to reduce the sublimit applicable to Letters of Credit set forth in clause (iii) of such section from $15,000,000 to $12,000,000.

                  4. Section 2.1.3 of the Loan Agreement is hereby amended to reduce the FX Reserve from $1,500,000 to $1,200,000.

                  5. Section 2.1.4 of the Loan Agreement is hereby amended to reduce the sublimit applicable to Cash Management Services from $15,000,000 to $12,000,000.

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                  6.    Section 6.6 of the Loan Agreement is hereby amended and
restated in its entirety to read as follows:

                  6.6   Deposit and Investment Accounts.

            Borrower will maintain its primary depository and operating accounts with Bank and all of its investment accounts with SVB Asset Management, which investment accounts are hereby pledged to Bank to secure the Obligations (and shall be subject to a control agreement in form and substance satisfactory to Bank).

                  7. Section 6.10 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                  6.10  Minimum Cash.

            Borrower will maintain at all times unrestricted cash plus cash equivalents of no less than $30,000,000 after deduction of the then outstanding amount of the Obligations.

      4. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

      5. PAYMENT OF EXPENSES. Borrower shall pay Bank all of Bank's out-of-pocket expenses incurred in connection with this Loan Modification Agreement.

      6. NO DEFENSES OF BORROWER. Borrower agrees that, as of the date hereof, it has no defenses against the obligations to pay any amounts under the Indebtedness.

      7. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Indebtedness, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Indebtedness pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Indebtedness. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

      8. CONDITIONS. The effectiveness of this Loan Modification Agreement is conditioned upon the receipt by Bank of a fully executed copy of this Loan Modification Agreement.

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            This Loan Modification Agreement is executed as of the date first written above.

BORROWER:                                             BANK:

VITRIA TECHNOLOGY, INC.                               SILICON VALLEY BANK

By: /s/ Jeffrey J. Bairstow                           By: /s/ Amanda Peters
    ------------------------------                        ----------------------
Name: Jeffrey J. Bairstow                             Name: Amanda Peters
Title: Chief Financial Officer                        Title: Vice President

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